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                                                                   EXHIBIT 10.35
                             SECURED PROMISSORY NOTE

            FOR VALUE RECEIVED, GENIUS PRODUCTS, INC., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to the order of _________________________________, ______________________________ [address] the
"Holder"), without demand, the sum of _____________________________________
Dollars ($__________), with simple interest accruing at the annual rate of ten and one-half percent (10.5%), on December 31, or any earlier date upon which the outstanding principal balance, together with interest accrued thereon, has been accelerated and is due and payable in full (the "Maturity Date").

            The following terms shall apply to this Note:

                                    ARTICLE I
                           PAYMENT RELATED PROVISIONS

            1.1 PAYMENT GRACE PERIOD. The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note.

            1.2 INTEREST RATE. Interest payable on this Note shall accrue at the annual rate of ten and a half percent (10.5%) and be payable March 31, 2004 and quarterly thereafter, and on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below. Interest shall be computed on the actual number of days elapsed divided by a 365-day year.

                                   ARTICLE II
                                EVENT OF DEFAULT

            The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Majority in Interest (as defined in the Collateral Agent Agreement discussed below), make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

            2.1 FAILURE TO PAY PRINCIPAL OR INTEREST. The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days after the due date. The ten (10) day period described in this Section 2.1 is the same ten (10) day period described in Section 1.1 hereof.

            2.2 BREACH OF COVENANT. The Borrower breaches any material covenant or other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of ten (10) days after written notice to the Borrower from the Holder.





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            2.3 BREACH OF REPRESENTATIONS AND WARRANTIES. Any material representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect.

            2.4 RECEIVER OR TRUSTEE. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

            2.5 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower and if instituted against the Borrower are not dismissed within 45 days of initiation.

                                   ARTICLE III
                          SECURITY INTEREST; COLLATERAL

            This Note is, as of the date hereof, secured by a security interest in and a lien on the Collateral (as defined in the Security Agreement of even date herewith) granted on behalf of the Holder to Wachovia Bank, National Association in its capacity as Collateral Agent (the "Collateral Agent"), for the benefit of the Lenders, pursuant to a Security Agreement delivered by the Borrower to Holder. The Collateral Agent Agreement of even date herewith (the "Collateral Agent Agreement") sets forth the understandings and agreements by and between the Collateral Agent and the Lenders with respect to the loans evidenced hereby.

            By execution hereof, with respect to the Borrower, and by acceptance hereof, with respect to the Holder, each of the Borrower and the Holder acknowledge the Collateral Agent's rights, duties and obligations arising in connection with this Note, in each case as more particularly described in the Collateral Agent Agreement, and agree to act in accordance with the terms of the Collateral Agent Agreement.

                                   ARTICLE IV
                                  MISCELLANEOUS

            4.1 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

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            4.2 NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by fax transmission (with copy sent by regular, certified or registered mail or by overnight courier). For the purposes hereof, the address and fax number of the Holder is as set forth on the first page hereof. The address and fax number of the Borrower shall be Genius Products, Inc., 11250 El Camino Real, Suite 100, San Diego, CA 92130, fax number: (858) 793-8842. Both Holder and the Borrower may change the address and fax number for service by service of notice to the other as herein provided.

            4.3 AMENDMENT PROVISION. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

            4.4 ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and permitted assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder; provided, however, that no such assignment shall be effective until such time as
(a) the Holder notifies Collateral Agent in writing of the proposed assignment and (b) the assignee executes a counterpart to the Collateral Agent Agreement, thereby evidencing such assignee's intent to be bound by the terms thereof.

            4.5 COST OF COLLECTION. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

            4.6 GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of New York or in the federal courts located in New York County in the State of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

            4.7 MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

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            IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this _____ day of ______________, 2003.

                                            GENIUS PRODUCTS, INC.

                                            By:
                                                 -------------------------------
                                                        Klaus Moeller, CEO

WITNESS:

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